Exhibit 99.3


                                                Barclays Capital
                                                5 The North Colonnade
                                                Canary Wharf
                                                London E14 4BB

                                                Tel +44 (0)20 7623 2323
                                                BARCLAYS
                                                [LOGO OMITTED]




To:               COUNTRYWIDE HOME LOANS, INC. (the "Counterparty")

Attn:             RITA BOURNE

Fax No:           (00)1-818-2254001

From:             BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays")

Date:             March 23, 2006

Reference:        1126878B

Swap Transaction Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

         This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

         Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-6 dated as of March 1, 2006 among CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

   General Terms

   Trade Date:                              March 20, 2006

   Effective Date:                          March 29, 2006

   Termination Date:                        July 25, 2010, subject to adjustment
                                            in accordance with the Following
                                            Business Day Convention.

   Notional Amount:                         With respect to any Calculation
                                            Period, the lesser of (i) the amount
                                            set forth for such period in Annex A
                                            attached hereto and (ii) the
                                            aggregate Class Certificate Balance
                                            of the Class 1-A-1 Certificates,
                                            Class 1-A-1M Certificates, Class
                                            2-A-1 Certificates, Class 2-A-2
                                            Certificates, Class 2-A-3
                                            Certificates, Class M-1
                                            Certificates, Class M-2
                                            Certificates, Class M-3
                                            Certificates, Class M-4
                                            Certificates, Class M-5
                                            Certificates, Class M-6
                                            Certificates, Class M-7
                                            Certificates, Class M-8 Certificates
                                            and Class B Certificates (as defined
                                            in the Pooling and Servicing
                                            Agreement) immediately prior to the
                                            Distribution Date (as defined in the
                                            Pooling and Servicing Agreement)
                                            occurring in the calendar month in
                                            which such Calculation Period ends.

   Upfront Amount:

            Upfront Amount:                 Party A will pay $425,000 to Party B
                                            on March 29, 2006.

   Floating Amounts:

            Floating Rate Payer:            Party A

            Floating Rate Payer Payment     Early Payment shall be applicable.
            Dates:                          For each Calculation Period, the
                                            Floating Rate Payer Payment Date
                                            shall be the first Business Day
                                            prior to the related Floating Rate
                                            Payer Period End Date.

            Floating Rate Payer Period      The 25th of each month in each year
            End Dates:                      from (and including) April 25, 2006
                                            to (and including) the Termination
                                            Date, subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention.

            Floating Rate Option:           USD-LIBOR-BBA.

            Designated Maturity:            One Month

            Spread:                         None

            Floating Rate Day Count         Actual/360
            Fraction:

            Reset Dates:                    The first day of each Calculation
                                            Period.

            Compounding:                    Inapplicable

            Business Days for Reset:        London


   Fixed Amounts:

            Fixed Rate Payer:               Party B

            Fixed Rate Payer  Payment       The 25th of each month in each year
            Dates:                          from (and including) April 25, 2006
                                            to (and including) the Termination
                                            Date, subject to adjustment in
                                            accordance with the Following
                                            Business Day Convention.

            Fixed Rate Payer Period         The 25th of each month in each year
            End Dates:                      from (and including) April 25, 2006
                                            to (and including) July 25, 2010,
                                            with No Adjustment.

            Fixed Rate:                     5.18%

            Fixed Rate Day Count Fraction:  30/360



   Business Days for Payments by Both       New York.
   Parties:

   Amendment to Section 2(c) of the         Notwithstanding anything to the
   Agreement:                               contrary in Section 2(c) of the
                                            Agreement, amounts that are payable
                                            with respect to Calculation Periods
                                            which end in the same calendar month
                                            (prior to any adjustment of period
                                            end dates) shall be netted, as
                                            provided in Section 2(c) of the
                                            Agreement, even if such amounts are
                                            not due on the same payment date.
                                            For avoidance of doubt any payments
                                            pursuant to Section 6(e) of the
                                            Agreement shall not be subject to
                                            netting.

   Procedural Terms:

   Account Details:
            Payments to Party A:            Correspondent: BARCLAYS BANK PLC NEW
                                            YORK
                                            FEED: 026002574
                                            Beneficiary: BARCLAYS SWAPS
                                            Beneficiary Account: 050-01922-8

            Payments to Party B:            Beneficiary Account: BANK OF AMERICA
                                            NA-SAN FRANCISCO
                                            FFED: 121000358
                                            Beneficiary: COUNTRYWIDE HOME LOANS,
                                            INC.
                                            A/C: 12352 06200;
                                            provided, however that upon any
                                            assignment of this Transaction,
                                            account details shall be provided in
                                            the assignment agreement.

   Assignment:                              Party A will not unreasonably
                                            withhold or delay its consent to an
                                            assignment of this Transaction to
                                            any other third party.

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both
(i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and (ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

-------------------------------------------------------------------------------
For and on behalf of                      For and on behalf of
BARCLAYS BANK PLC                         COUNTRYWIDE HOME LOANS, INC.
-------------------------------------------------------------------------------

/s/ Sally Green                          /s/ Jennifer Shiley Sandefur
======================================== ======================================
Name:  Sally Green                        Name:  Jennifer Shiley Sandefur
Title: Authorised Signatory               Title: Senior Managing Director and
Date:                                              Treasurer
                                          Date:

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Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200
Park Avenue, New York, NY 10166.


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



Annex A

    Period Start Date           Period End Date             Notional Amount

                29-Mar-06                  25-Apr-06            1,055,700,000
                25-Apr-06                  25-May-06            1,061,329,970
                25-May-06                  25-Jun-06            1,065,481,892
                25-Jun-06                  25-Jul-06            1,068,114,679
                25-Jul-06                  25-Aug-06            1,069,192,473
                25-Aug-06                  25-Sep-06            1,068,685,008
                25-Sep-06                  25-Oct-06            1,066,567,944
                25-Oct-06                  25-Nov-06            1,063,268,489
                25-Nov-06                  25-Dec-06            1,058,342,919
                25-Dec-06                  25-Jan-07            1,051,786,583
                25-Jan-07                  25-Feb-07            1,043,601,790
                25-Feb-07                  25-Mar-07            1,033,944,954
                25-Mar-07                  25-Apr-07            1,023,379,955
                25-Apr-07                  25-May-07            1,011,137,608
                25-May-07                  25-Jun-07              997,334,440
                25-Jun-07                  25-Jul-07              982,009,782
                25-Jul-07                  25-Aug-07              965,210,342
                25-Aug-07                  25-Sep-07              946,990,056
                25-Sep-07                  25-Oct-07              927,410,031
                25-Oct-07                  25-Nov-07              906,587,574
                25-Nov-07                  25-Dec-07              895,537,093
                25-Dec-07                  25-Jan-08              884,318,126
                25-Jan-08                  25-Feb-08              872,960,579
                25-Feb-08                  25-Mar-08              861,492,689
                25-Mar-08                  25-Apr-08              849,941,082
                25-Apr-08                  25-May-08              819,933,255
                25-May-08                  25-Jun-08              791,037,107
                25-Jun-08                  25-Jul-08              763,235,805
                25-Jul-08                  25-Aug-08              736,510,911
                25-Aug-08                  25-Sep-08              710,842,663
                25-Sep-08                  25-Oct-08              686,210,224
                25-Oct-08                  25-Nov-08              674,865,569
                25-Nov-08                  25-Dec-08              663,644,904
                25-Dec-08                  25-Jan-09              652,562,524
                25-Jan-09                  25-Feb-09              641,631,789
                25-Feb-09                  25-Mar-09              630,865,194
                25-Mar-09                  25-Apr-09              619,538,840
                25-Apr-09                  25-May-09              608,148,954
                25-May-09                  25-Jun-09              596,967,130

                25-Jun-09                  25-Jul-09              586,001,463
                25-Jul-09                  25-Aug-09              575,259,437
                25-Aug-09                  25-Sep-09              564,747,954
                25-Sep-09                  25-Oct-09              554,934,721
                25-Oct-09                  25-Nov-09              544,939,652
                25-Nov-09                  25-Dec-09              535,158,496
                25-Dec-09                  25-Jan-10              525,597,874
                25-Jan-10                  25-Feb-10              516,263,929
                25-Feb-10                  25-Mar-10              507,162,341
                25-Mar-10                  25-Apr-10              498,283,281
                25-Apr-10                  25-May-10              488,827,715
                25-May-10                  25-Jun-10              479,595,702
                25-Jun-10                  25-Jul-10              470,591,123